SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2008

CENTRAL VALLEY COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Drive, Fresno, California	93720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)          Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2008, Central Valley Community Bancorp (NASDAQ: CVCY), a bank holding company headquartered in Fresno, California, and Service 1st Bancorp (OTC BB: SVCF), headquartered in Tracy, California entered into a Reorganization Agreement and Plan of Merger.  Under the terms of the agreement, Service 1st Bancorp will merge with and into Central Valley Community Bancorp (the “Merger”), and the Service 1st Bancorp subsidiary, Service 1st Bank, with branches in Tracy, Stockton and Lodi, will merge with and into Central Valley Community Bancorp’s subsidiary, Central Valley Community Bank (the “Bank Merger”), subject to receipt of required regulatory approvals and approvals by both companies’ shareholders.  The Merger and Bank Merger are currently anticipated to be completed in the third quarter of 2008. Under the merger agreement, Service 1st Bancorp shareholders will receive, per share, cash in the amount of $2.50 and shares of Central Valley Community Bancorp common stock based on a conversion ratio of 0.681818, subject to certain adjustments that will be finalized prior to completion of the Merger, and subject to a cash holdback of $3,500,000 (approximately $1.33 per share) to be deposited into an escrow account pending the outcome of certain litigation matters.

 The Reorganization Agreement and Plan of Merger, the exhibits related thereto, and the Joint Press Release issued on May 28, 2008 regarding this transaction appear as exhibits to this report.

The foregoing is qualified in its entirety by reference to the Reorganization Agreement and Plan of Merger dated May 28, 2008, the exhibits thereto, and the Joint Press Release dated May 28, 2008, attached as Exhibits to this report on Form 8-K

Item 8.01 Other Events.

On May 28, 2008, Central Valley Community Bancorp and Service 1st Bancorp issued a Joint Press Release relating to the Merger.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.2 The Reorganization Agreement and Plan of Merger by and among Central Valley Community Bancorp, Central Valley Community Bank, Service 1st Bancorp and Service 1st Bank dated May 28, 2008.

2.2 (A) Form of Merger Agreement by and between Central Valley Community Bancorp and Service 1st Bancorp.

2.2 (B) Form of Bank Merger Agreement between Central Valley Community Bank and Service 1st Bank.

2.2 (C)(1) Form of Company Shareholder Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and the following shareholders and officers and/or directors of Service 1st Bancorp: Frances C. Mizuno, Donald L. Walters, Toni Marie Raymus, Eugene C. Gini, Anthony F. Souza, Dean F. Andal, Richard R. Paulsen, Robert D. Lawrence, Susan H. Lenz, and Michael K. Repetto.

2.2 (C)(2) Form of Company Shareholder Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and Bryan R. Hyzdu, shareholder and executive officer of Service 1st Bank.

2.2 (C)(3) Form of Company Shareholder Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and John O. Brooks, shareholder and executive officer of Service 1st Bancorp.

2.2 (D) Identified Officers

2.2 (E)(1) Form of Nonsolicitation Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and Robert E. Bloch, an executive officer of Service 1st Bancorp and/or Service 1st Bank.

2.2 (E)(2) Form of Nonsolicitation Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and Patrick J. Carman, an executive officer of Service 1st Bancorp and/or Service 1st Bank.

2.2 (E)(3) Form of Nonsolicitation Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and Shannon Reinard, an executive officer of Service 1st Bancorp and/or Service 1st Bank.

2.2 (F) Form of Parent Shareholder Agreement by and between Service 1st Bancorp, and the following shareholders and directors of Central Valley Community Bancorp and Central Valley Community Bank: Daniel N. Cunningham, Daniel J. Doyle, Wanda L. Rogers, Sidney B. Cox, Steven D. McDonald, William S. Smittcamp, Edwin S. Darden, Jr., Louis C. McMurray, and Joseph B. Weirick.

2.2 (G) Form of Escrow Agreement by and between Former Shareholders and Option Holders of Service 1st Bancorp and Central Valley Community Bank and the Escrow Agent.

99.1 Central Valley Community Bancorp and Service 1st Bancorp Joint Press Release  dated May 28, 2008 announcing the Reorganization Agreement and Plan of Merger by and among Central Valley Community Bancorp, Central Valley Community Bank, Service 1st Bancorp and Service 1st Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: May 28, 2008	By:	/s/ Daniel J. Doyle
Name: Daniel J. Doyle
Title: President and Chief Executive Officer (principal executive officer)

EXHIBIT INDEX

Exhibit No.	Description
2.2	The Reorganization Agreement and Plan of Merger by and among Central Valley Community Bancorp, Central Valley Community Bank, Service 1st Bancorp and Service 1st Bank dated May 28, 2008.

2.2 (A)	Form of Merger Agreement by and between Central Valley Community Bancorp and Service 1st Bancorp.

2.2 (B)	Form of Bank Merger Agreement between Central Valley Community Bank and Service 1st Bank.

2.2 (C)(1)

Form of Company Shareholder Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and the following shareholders and officers and/or directors of Service 1st Bancorp: Frances C. Mizuno, Donald L. Walters, Toni Marie Raymus, Eugene C. Gini, Anthony F. Souza, Dean F. Andal, Richard R. Paulsen, Robert D. Lawrence, Susan H. Lenz, and Michael K. Repetto.

2.2 (C)(2)	Form of Company Shareholder Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and Bryan R. Hyzdu, shareholder and executive officer of Service 1st Bank.

2.2 (C)(3)	Form of Company Shareholder Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and John O. Brooks, shareholder and executive officer of Service 1st Bancorp.

2.2 (D)	Identified Officers

2.2 (E)(1)	Form of Nonsolicitation Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and Robert E. Bloch, an executive officer of Service 1st Bancorp and/or Service 1st Bank.

2.2 (E)(2)	Form of Nonsolicitation Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and Patrick J. Carman, an executive officer of Service 1st Bancorp and/or Service 1st Bank.

2.2 (E)(3)	Form of Nonsolicitation Agreement by and between Central Valley Community Bancorp, Service 1st Bancorp and Shannon Reinard, an executive officer of Service 1st Bancorp and/or Service 1st Bank.

2.2 (F)

Form of Parent Shareholder Agreement by and between Service 1st Bancorp, and the following shareholders and directors of Central Valley Community Bancorp and Central Valley Community Bank: Daniel N. Cunningham, Daniel J. Doyle, Wanda L. Rogers, Sidney B. Cox, Steven D. McDonald, William S. Smittcamp, Edwin S. Darden, Jr., Louis C. McMurray, and Joseph B. Weirick.

2.2 (G)	Form of Escrow Agreement by and between Former Shareholders and Option Holders of Service 1st Bancorp and Central Valley Community Bank and the Escrow Agent.

99.1

Central Valley Community Bancorp and Service 1st Bancorp Joint Press Release dated May 28, 2008 announcing the Reorganization Agreement and Plan of Merger by and among Central Valley Community Bancorp, Central Valley Community Bank, Service 1st Bancorp and Service 1st Bank.